EXHIBIT 99.1

Public Service Enterprise Group

PSEG Earnings Conference Call

1st Quarter 2009

May 4, 2009

Forward-Looking Statement

Readers are cautioned that statements contained in this presentation about our and our subsidiaries' future performance, including future revenues, earnings, strategies, prospects and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Although we believe that our expectations are based on reasonable assumptions, we can give no assurance they will be achieved.  The results or events predicted in these statements may differ materially from actual results or events.  Factors which could cause results or events to differ from current expectations include, but are not limited to:

Adverse changes in energy industry, policies and regulation, including market structures and rules.

New energy legislation.

Any inability of our energy transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators.

Changes in federal and state environmental regulations that could increase our costs or limit operations of our generating units.

Changes in nuclear regulation and/or developments in the nuclear power industry generally, that could limit operations of our nuclear generating units.

Actions or activities at one of our nuclear units that might adversely affect our ability to continue to operate that unit or other units at the same site.

Any inability to balance our energy obligations, available supply and trading risks.

Any deterioration in our credit quality.

Availability of capital and credit at reasonable pricing terms and our ability to meet cash needs.

Any inability to realize anticipated tax benefits or retain tax credits.

Increases in the cost of or interruption in the supply of fuel and other commodities necessary to the operation of our generating units.

Delays or cost escalations in our construction and development activities.

Adverse investment performance of our decommissioning and defined benefit plan trust funds, and changes in discount rates and funding requirements.

Changes in technology and increased customer conservation.

For further information, please refer to our Annual Report on Form 10-K, including Item 1A. Risk Factors, and subsequent reports on Form 10-Q and Form 8-K filed with the Securities and Exchange Commission. These documents address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this presentation. In addition, any forward-looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our internal estimates change, unless otherwise required by applicable securities laws.

GAAP Disclaimer

PSEG presents Operating Earnings in addition to its Net Income reported in accordance with accounting principles generally accepted in the United
States (GAAP). Operating Earnings is a non-GAAP financial measure that differs from Net Income because it excludes gains or losses associated with Nuclear Decommissioning Trust (NDT) and Mark-to-Market (MTM)
accounting, the impact of the sale of certain non-core domestic and international assets and material impairments and lease-transaction-
related charges. PSEG presents Operating Earnings because
management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP. PSEG believes that the non-GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends.  This information is not intended to be viewed as an alternative to GAAP information. The last slide in this presentation includes a list of items excluded from Income from
Continuing Operations to reconcile to Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.

PSEG
2009 Q1 Review

Ralph Izzo

Chairman, President and Chief Executive Officer

Q1 2009 Earnings Summary

      13

        -

Discontinued Operations, Net of Tax

$ 0.86

$  0.95

EPS from Operating Earnings*

    448

    444

Net Income

    435

    444

Income from Continuing Operations

       (3)

     (38)

Reconciling Items, Net of Tax

$  438

$  482

Operating Earnings

2008

2009

               $ millions (except EPS)

Quarter ended March 31,

* See page 29 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

PSEG – Q1 2009: Answering Challenges of Difficult Market

Q1 2009 results support full-year expectations.

Demonstrate strength of asset base.

Markets remain challenging.

Weather normalized sales have declined; commodity prices lower.

Local economic initiative received regulatory support.

$694 million accelerated capital infrastructure program approved.

Obama Administration focused on energy policy and renewables.

Cap-and-trade under consideration.

Focused on controlling expenses.

Financial position remains strong.

Common dividend increased 3.1% in Q1 2009 to $1.33 per share indicated annual rate.

2007 Operating Earnings*

2008 Operating Earnings*

2009 Guidance

$2.68

$3.00 - $3.25

PSEG – 2009: Meeting the Challenge

$3.03

* See page 29 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

PSEG
2009 Q1 Operating Company Review

Caroline Dorsa

Executive Vice President and Chief Financial Officer

Q1 Operating Earnings by Subsidiary

$    438

(5)

28

136

$   279

2008

$   482

(4)

4

123

$   359

2009

Operating Earnings

Earnings per Share

(0.01)

(0.01)

Enterprise

$   0.86

$   0.95

Operating Earnings*

0.06

0.01

PSEG Energy Holdings

0.26

0.24

PSE&G

$   0.55

$   0.71

PSEG Power

2008

2009

         $ millions (except EPS)

Quarter ended March 31,

* See page 29 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

$.86

.16

(.02)

(.05)

.95

0.00

0.60

1.20

PSEG EPS Reconciliation – Q1 2009 versus Q1 2008

Q1 2009
operating
earnings*

Q1 2008
operating
earnings*

Recontracting
and Lower Fuel
Expense .18

BGSS  .01

O&M  (.02)

Depreciation,
Interest and Other
(.01)

PSEG Power

Weather-Gas
.03

Transmission
Margin .01

Gas Margin
(.01)

O&M (.01)

Depreciation,
Taxes and
Other (.04)

PSE&G

PSEG Energy
Holdings

Texas Generating
Facilities (.01)

2009 Asset Sales
.03

Lease Income  (.02)

Effective Tax Rate
and Other (.05)

* See page 29 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

PSEG Power

2009 Q1 Review

PSEG Power – Q1 2009 EPS Summary

(21)

3

(18)

Mark-to-Market, Net of Tax

(16)

(7)

(23)

NDT Funds Related Activity,
Net of Tax

($ 1)

$ 2,375

$ 2,374

Operating Revenues

$  0.16

$   0.55

$    0.71

EPS from Operating Earnings*

43

275

      318

Income from Continuing Operations/
Net Income

80

279

      359

Operating Earnings

Variance

Q1 2008

Q1 2009

               $ millions (except EPS)

* See page 29 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

$.71

(.01)

(.02)

.01

.18

$.55

0.00

0.25

0.50

0.75

Recontracting
and Lower Fuel
Expense

PSEG Power EPS Reconciliation – Q1 2009 versus Q1 2008

Q1 2009
operating
earnings*

Q1 2008
operating
earnings*

BGSS

O&M

* See page 29 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

Depreciation,
Interest and
Other

PSEG Power – Generation Measures

7,265

7,817

3,659

2,679

2,776

2,621

0

5,000

10,000

15,000

2008

2009

Quarter ended March 31,

Total Nuclear

Total Coal*

Total Oil &
Natural Gas

* Includes figures for Pumped Storage

PSEG Power – Generation (GWh)

13,700

13,117

Generation declined 4.3%.

Nuclear fleet capacity factors:

NJ fleet operated at 99.3%
in Q1 2009 vs 91.0% in Q1
2008.

Nuclear fleet capacity
factor of 97.8% in Q1 2009
vs 94.1% in Q1 2008.

Nuclear generation
increase of 7.6% supported
by uprates in capacity at
Hope Creek and Salem.

Gas units displaced coal in Q1
2009 with decline in gas prices
and higher than expected
demand in January.

PSEG Power – Fuel Costs

174

242

Oil & Gas

94

115

Coal

$23.20

$28.30

$ / MWh

13,117

13,700

Total Generation
(GWhr)

$304

$388

Total Fuel Cost

36

31

Nuclear

Total Fossil

($ millions)

$268

$357

2009

2008

Quarter ended March 31,

PSEG Power – Fuel Costs

Fuel costs reflect:

Higher cost coal contract

Decline in gas prices

Increase in nuclear generation

$0

$25

$50

$75

2008

2009

Market forces aided margin improvement in Q1 2009…

PSEG Power Gross Margin ($/MWh)

$51

$63

Quarter ended March 31,

… but, we don’t forecast similar improvement for full year.

PSEG Power – Q1 Operating Highlights

Q1 total output decline is a reflection of market conditions.

Weighted average combined cycle capacity factor of 30.4% vs 36.8% in Q1 2008.

Weighted average coal capacity factor of 53.0% vs 72.2% in Q1 2008.

Nuclear fleet capacity factor of 97.8%.

Hope Creek scheduled to exit refueling in early May.

Operations

Regulatory and Market Environment

Financial

Power markets affected by contraction in economic growth, excess supply of gas and volatility.

FERC supported new CONE pricing for PJM’s RPM capacity auction; auction for
2012-2013 capacity begins May 4.

$325 million dividend paid to Enterprise in Q1.

PSE&G
2009 Q1 Review

PSE&G – Q1 2009 Earnings Summary

108

2,339

2,447

Total Operating Expenses

1

43

44

Taxes Other than Income Taxes

Operating Expenses

66

1,793

1,859

Energy Costs

35

360

395

Operation & Maintenance

6

143

149

Depreciation & Amortization

($ 0.02)

  $ 0.26

$ 0.24

EPS from Operating Earnings*

(13)

136

123

Net Income

(13)

136

123

Operating Earnings

$ 117

$ 2,618

$ 2,735

Operating Revenues

Variance

Q1 2008

Q1 2009

               $ millions (except EPS)

* See page 29 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

$.26

.03

(.05)

$.24

0.00

0.20

0.40

PSE&G EPS Reconciliation – Q1 2009  versus Q1 2008

Q1 2009
operating
earnings*

Q1 2008
operating
earnings*

Weather – Gas .03

Other Margin:
Transmission  .01
Gas   (.01)

O&M  (.01)

Depreciation,
Taxes and Other
(.04)

* See page 29 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

PSE&G’s Margins are affected by Residential Sales and C&I
Demand and Customer charges.

Residential

Service

Charge, 5%

C&I Non-

Volume

Customer

and Demand

Charges, 45%

Street

Lighting, 10%

Residential

Sales, 40%

C&I Non-

Volume

Customer

and Demand

Charges, 15%

Residential

Sales, 60%

Residential

Service

Charge, 15%

C&I Sales,

10%

Electric

Gas

2009 Forecast

Total electric sales expected to decline by 1.5% – 2.0% vs. 2008.

Residential electric sales are expected to be flat versus last year.

Gas sales, on a weather normalized basis, are forecasted to
decline ~ 0.5%.

PSE&G – Q1 Operating Highlights

NJ BPU approved $694M of accelerated spending under capital economic stimulus program.

PSE&G awaiting BPU approval of proposals on energy efficiency ($198M) and
Solar 4 All ($773M); requested approval of Solar Loan II to help finance installation of 40MW.

2009 capital expenditures increased by $190M for economic stimulus program.

Some deterioration in aging of accounts receivable.

Operations

Regulatory and Market Environment

Financial

Impact on sales from contraction in economic growth offset by colder than normal weather.

O&M costs under control; pension expense $16M higher vs. Q1 2008.

PSEG Energy Holdings
2009 Q1 Review

PSEG Energy Holdings – Q1 2009 Earnings Summary

(13)

13

--

Discontinued Operations, Net of Tax

1

(1)

--

Premium on Bond Redemption, Net of Tax

1

2

3

Mark-to-Market, Net of Tax

($0.05)

$ 0.06

$ 0.01

EPS from Operating Earnings*

($ 35)

$ 42

$ 7

Net Income

   ($ 24)

$ 28

   $ 4

Operating Earnings

Variance

Q1 2008

Q1 2009

               $ millions (except EPS)

* See page 29 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

.01

(.05)

(.02)

.03

(.01)

$.06

0.00

0.05

0.10

PSEG Energy Holdings EPS Reconciliation – Q1 2009 versus
Q1 2008

      Q1 2009
operating
earnings*

    Q1 2008
operating
earnings*

Texas Generation
Facilities

2009 Asset
Sales

Lease
Income

* See page 29 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

Effective Tax Rate
and Other

PSEG Energy Holdings – Q1 Operating Highlights

Administration focus on development of renewables, including wind, could favor investment in storage technology (CAES).

Reached agreement on termination of several international leases reducing portfolio by $76M.

Redeemed $280M of non-recourse debt at Texas facilities; repurchased $10M of
Energy Holdings senior notes.

Reached agreement to sell interest in PPN (India).

Operations

Regulatory and Market Environment

Financial

Texas – 2,000 MW gas-fired combined cycle capacity

$11.45

1,596

Q1 2009

$18.18

1,416

Q1 2008

Gross Margin ($/MWh)

Production (GWh)

Decline in margin a reflection of decline in gas prices.

PSEG

2009 Operating Earnings Guidance

$ 3.03

$ 1,542

($ 24)

$ 99

$ 360

$ 1,107

2008A*

$ 3.00 – $ 3.25

$ 1,520 – $ 1,650

($ 10) – $ 0

$ 0 – $ 20

$ 320 – $ 345

$ 1,210 – $ 1,285

2009E

Enterprise

Earnings per Share

Operating Earnings

PSEG Energy Holdings

PSE&G

PSEG Power

$ millions (except EPS)

* See page 29 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

PSEG Liquidity as of April 30, 2009

Expiration

Total

Primary

Usage at

Available

Company

Facility

Date

Facility

Purpose

4/30/2009

4/30/2009

PSEG

5-year Credit Facility

Dec-12

$1,000

1

CP Support/Funding/LCs

$13

$987

Bilateral Credit Facility

Jun-09

$100

CP Support/Funding

$0

$100

Uncommitted Bilateral Agreement

N/A

N/A

Funding

0

N/A

Power

5-Year Credit Facility

Dec-12

1,600

3

Funding/LCs

237

1,363

Bilateral Credit Facility

Jun-09

100

Funding/LCs

0

100

Bilateral Credit Facility

Sep-09

150

Funding/LCs

0

150

Bilateral Credit Facility

Sep-09

50

Funding

0

50

Bilateral Credit Facility

Mar-10

100

Funding/LCs

25

75

PSE&G

5-year Credit Facility

Jun-12

600

2

CP Support/Funding/LCs

122

478

Uncommitted Bilateral Agreement

N/A

N/A

Funding

2

N/A

Energy

5-year Credit Facility

Jun-10

136

Funding/LCs

3

133

Holdings

TOTAL

$3,836

$3,436

1

PSEG Facility reduces by $47 million in 12/2011

2

PSE&G Facility reduces by $28 million in 12/2011

3

Power Facility reduces by $75 million in 12/2011

Items Excluded from Income from Continuing Operations to
Reconcile to Operating Earnings

Please see Slide 2 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.

Pro-forma Adjustments, net of tax

2009

2008

2008

2007

Earnings Impact (in Millions)

Impairment of PPN

-

$

-

$

(9)

$

(2)

$

Impairment of Turboven

-

-

(4)

(7)

Loss on Sale of Chilquinta and Luz del Sur

-

-

-

(23)

Nuclear Decommissioning Trust (NDT) Fund Related Activity

(23)

(7)

(71)

12

Mark-to-Market (MTM)

(15)

5

16

10

Premium on Bond Redemption

-

(1)

(1)

(28)

Lease Reserves

-

-

(490)

-

Total Pro-forma to Operating Earnings

(38)

$

(3)

$

(559)

$

(38)

$

Fully Diluted Average Shares Outstanding (in Millions)

507

510

508

509

Per Share Impact (Diluted)

Impairment of PPN

-

$

-

$

(0.02)

$

-

$

Impairment of Turboven

-

-

(0.01)

(0.01)

Loss on Sale of Chilquinta and Luz del Sur

-

-

-

(0.05)

Nuclear Decommissioning Trust (NDT) Fund Related Activity

(0.04)

(0.02)

(0.14)

0.02

Mark-to-Market (MTM)

(0.03)

0.01

0.03

0.02

Premium on Bond Redemption

-

-

-

(0.06)

Lease Reserves

-

-

(0.96)

-

Total Pro-forma to Operating Earnings

(0.07)

$

(0.01)

$

(1.10)

$

(0.08)

$

December 31,

For the Quarters Ended

March 31,

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

Reconciling Items Excluded from Continuing Operations to Compute Operating Earnings

(Unaudited)

For the Twelve Months Ended